January 2, 2018

Strategic Funds, Inc.

Dreyfus Select Managers Small Cap Value Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces any contrary information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Walthausen & Co., LLC (Walthausen).  John B. Walthausen, president of Walthausen, has been responsible for the day-to-day management of the portion of the fund's portfolio managed by Walthausen since the fund's inception in December 2008.

The following information supersedes and replaces any contrary information contained in "Fund Details – Management" in the prospectus:

Walthausen & Co., LLC, 2691 Route 9, Suite 102, Malta, New York 12020, was founded in 2007.  John B. Walthausen has been responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Walthausen since the fund's inception in December 2008.  Mr. Walthausen is president of Walthausen and was the lead manager of Paradigm Value Fund from January 2003 until July 2007 and oversaw approximately $1.3 billion in assets when he left Paradigm Capital Management to form Walthausen.  As of February 28, 2017, Walthausen had approximately $1.3 billion in assets under management.

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January 2, 2018

Strategic Funds, Inc.

- Dreyfus Select Managers Small Cap Value Fund

Supplement to Current Statement of Additional Information

References and information related to DeForest Hinman are removed from "Certain Portfolio Manager Information."

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